FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2005

                        DualStar Technologies Corporation
             (Exact name of registrant as specified in its charter)


              DELAWARE                   0-25552               13-3776834
    State or other Jurisdiction       (Commission             (IRS Employer
          of Incorporation            File Number)        Identification Number)


               47-25 34th Street, Long Island City, New York     11101
            ---------------------------------------------     ----------
               (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code (718) 784-2514


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.01. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

See discussion under Item 8.01.

Item 8.01.  Other Events.

As reported in the registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, filed with the Securities and Exchange Commission ("SEC") on February 4, 2005, the registrant (the "Company") has determined it must cease its remaining business operations and wind down its affairs.

On February 11, 2005, the following executive officers and sole remaining director of the Company resigned as employees, officers and director of the Company, each for personal reasons.

Gregory Cuneo, President and Chief Executive Officer, and Director.

Robert Birnbach, Executive Vice President and Chief Financial Officer.

Michael Giambra, Vice President, Chief Accounting Officer and Corporate Controller.

Stephen Yager, Vice President and Secretary.

Ronald Fregara, Sr., Vice President.

Peter Aiello, Vice President and Assistant Secretary.

As previously reported in Current Reports on Form 8-K and in the Company's Quarterly Report for the period ended September 30, 2004, Barry Halpern, Vice President of the Company and President of High-Rise Electric, Inc., a wholly owned subsidiary of the Company, and Nicholas Ahel, Vice President of the Company and Vice President of High-Rise Electric, Inc., resigned effective January 1, 2005 from their positions as officers with the Company and with High-Rise Electric, Inc., and Mr. Steele resigned on January 12, 2005 from the Board of Directors of the Company. Messrs. Fregara and Yager will be continuing as President and Vice President, respectively, of Centrifugal/Mechanical Associates, Inc., a wholly owned subsidiary of the Company, and Mr. Aiello will be continuing as President of each of Integrated Controls Enterprises, Inc. and of BMS Electric, Inc., both also wholly owned subsidiaries of the Company.

As a result of these resignations, the Company does not have any executive officers or a Board of Directors. The Company is unable to call or hold a meeting of stockholders to consider the election or appointment of any successor directors or officers.

In view of the absence of executive, financial and accounting officers and personnel and the current financial condition of the Company, the Company will be unable in the future to prepare and file with the SEC any reports with respect to the Company that may be required to be filed, or otherwise to furnish information to stockholders or others.

On February 11, 2005, the Company filed with the SEC a certification that its common stock is held of record by less than 300 persons for the purpose of terminating registration of the Company's common stock under Section 12(g) of the Securities Exchange Act of 1934. Such termination will take effect in 90 days from February 11, 2005 or such shorter period as the SEC may determine.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DUALSTAR TECHNOLOGIES CORPORATION
                                                   (Registrant)

                                  By: /s/ Gregory Cuneo
                                  ----------------------------------
                                  Gregory Cuneo
                                  Chief Executive Officer
Dated:  February 11, 2005